RETIREMENT ARRANGEMENTS	12 Months Ended
Dec. 31, 2015
Compensation Related Costs [Abstract]
RETIREMENT ARRANGEMENTS

NOTE 14 - RETIREMENT ARRANGEMENTS

Our Company has a 401(k) Profit Sharing Plan covering all eligible employees. Under this plan, employees are eligible to make contributions, and we, at our discretion, may match contributions and make a profit sharing contribution. Amounts charged to operations with respect to these retirement arrangements totaled approximately $0.4 million, $0.3 million, $0.2 million in 2015, 2014 and 2013, respectively.

In addition, we have a deferred stock compensation plan that allows employees and directors the ability to defer the receipt of stock awards. The deferred stock awards (units) participate in future dividends as well as the change in the value of the Company’s common stock. As of December 31, 2015 and 2014, the Company had 400,814 and 398,373 deferred stock units outstanding.